CAPITAL MANAGEMENT	12 Months Ended
Jun. 30, 2021
CAPITAL MANAGEMENT
29. CAPITAL MANAGEMENT
29.	CAPITAL MANAGEMENT

The Company includes equity comprised of issued share capital, contributed surplus, deficit in the definition of capital and accumulated other comprehensive loss. As at June 30, 2021, the Company’s shareholders’ equity was $6,492,208 (June 30, 2020 – shareholders’ equity of $5,618,586). The Company’s objectives when managing capital are as follows:

(i) to safeguard the Company’s ability to continue as a going concern; and

(ii) to raise sufficient capital to meet its business objectives.

The Company manages its capital structure and makes adjustments to it, based on the general economic conditions, the Company’s long-term and short-term capital requirements. To secure the additional capital necessary to pursue these plans, the Company may attempt to raise additional funds through the issuance of equity or debt.